                                                                     Exhibit (a)


                            CERTIFICATE OF AMENDMENT
                                     of the
                          CERTIFICATE OF INCORPORATION
                                       of
                            THE HERITAGE FUND, INC.

               Under Section 805 of the Business Corporation Law



          We, the undersigned, being the President and the Secretary, respectively of The Heritage Fund, Inc. hereby certify:

          FIRST: That the name of the corporation is The Heritage Fund, Inc. and that it was originally incorporated under the name "Spencer Grean Fund, Inc."

          SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State on December 28, 1951.

          THIRD: The Certificate of Incorporation is amended:

               a. To increase the amount of capital stock and the total number of shares which the corporation is to be authorized to issue. Article 3 of the Certificate of Incorporation which contains the statement with respect to the authorized shares is hereby amended to read as follows:

         "3. The amount of the capital stock of the Corporation shall be Two Million Dollars ($2,000,000) consisting of 20,000,000 shares of the par value of $.10 each, all of which are to be of the same class."

               b. To delete all references to determining the repurchase price at a time other than at the close of the New York Stock Exchange. Paragraph (2) of paragraph C of Article 14 of the Certificate of Incorporation which states the method of computing the repurchase price, per share, is hereby stricken out in its entirety, and the following is substituted in lieu thereof:

               "(2) The repurchase price, per share, to be paid by the Corporation shall be the redemption value, per share, of the shares to be repurchased less such withdrawal charge, if any, as may be fixed by the Board of Directors pursuant to paragraph (1) of paragraph A of this Article 14. Such redemption value, per share, shall be the net asset value next computed after proper tender and acceptance pursuant to paragraph (1) of this paragraph C. Such price, per share, if resulting in a fraction of a cent shall be adjusted to the next lower cent."

            c. To change the post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him to:

            7524 East Progress Place, Denver, Colorado 80232.

      FOURTH: The amendments to the Certificate of Incorporation set forth in paragraphs a and b of Article Third hereof were authorized by the vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders; the amendment to the Certificate of Incorporation set forth in paragraph c was authorized by the vote of the majority of directors present at a meeting of the Board of Directors at which a quorum was present.

      IN WITNESS WHEREOF, this Certificate has been signed this 1st day of April, 1971.


                                          THE HERITAGE FUND, INC.


                                          /s/ Bassett S. Winmill
                                          -----------------------------
                                          Bassett S. Winmill, President



                                          /s/ Mark C. Jones
                                          -----------------------------
                                          Mark C. Jones, Secretary

STATE OF NEW YORK   )
                    : SS.:
COUNTY OF NEW YORK  )

            BASSETT S. WINMILL, being duly sworn deposes and says that he is the President of the Heritage Fund, Inc., the Corporation and one of the persons who signed the foregoing Certificate of Amendment, that he has read the Certificate of Amendment and knows the contents thereof and that the same is true to his own knowledge.






                                          /s/ Bassett S. Winmill
                                          -------------------------
                                          Bassett S. Winmill


Sworn to before me this 1st
day of April 1971.


/s/ Francine M. Wagel
-------------------------
      Notary Public

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                            THE HERITAGE FUND, INC.

                               Under Section 805
                                     of the
                            Business Corporation Law










                             BREED, ABBOTT & MORGAN
                               COUNSELORS AT LAW
                  1 CHASE MANHATTAN PLAZA, NEW YORK, N.Y. 10005
                                    944-4800



                  All communications should be referred to Mr.





                                                        [NOTARY STAMP]
                                                        --------------

                                                        STATE OF NEW YORK
                                                        DEPARTMENT OF STATE

                                                        FILED APR 16 1971

                                                        TAX $750
                                                        FILING FEE $30

                                                        SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            THE HERITAGE FUND, INC.

               Under Section 805 of the Business Corporation Law



     Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, being the President and the Secretary, respectively, of The Heritage Fund, Inc. hereby certify:

     FIRST: That the name of the corporation is The Heritage Fund, Inc. and that it was originally incorporated under the name "Spencer Grean Fund, Inc."

     SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 28th day of December 1951.

     THIRD: That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

          Article Number 3 of the Certificate of Incorporation is hereby amended to read as follows:

          "3. The amount of the capital stock of the Corporation shall be Five Hundred Thousand Dollars ($500,000) consisting of 5,000,000 shares of the par value of 10[cents] each, all of which are to be of the same class."

     FOURTH: That the par value of each of the corporation's previously authorized 500,000 shares of the par value of $1.00 each, of which 61,255 shares were issued and outstanding on March 8, 1966, is hereby changed to a par value of 10 cents each, and that the number of shares which the corporation is authorized to issue is hereby increased to 5,000,000 shares.

     FIFTH: That the stated capital of the corporation as of March 8, 1966 is hereby reduced from $61,255.00 to $6,125.50 by the change in par value of issued shares referred to above.

     SIXTH: That the amendment of the Certificate of Incorporation was authorized by a vote of the holders of a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a meeting of shareholders.

     IN WITNESS WHEREOF, this Certificate has been signed this 6th day of May, 1966.

                                        THE HERITAGE FUND, INC.

                                                /s/ Bassett S. Winmill
                                        ----------------------------------------
                                                  Bassett S. Winmill
                                                      President

                                                  /s/ John W. Hurley
                                        ----------------------------------------
                                                    John W. Hurley
                                                      Secretary

STATE OF       )
               : ss.:
COUNTY OF      )

     Bassett S. Winmill, being duly sworn, deposes and says that he is President of The Heritage Fund, Inc., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

                                        /s/ Bassett S. Winmill
                                        ----------------------------------------

Sworn to before me this
6th day of May, 1966.


/s/ [Illegible Signature]
--------------------------------------

STATE OF       )
               : ss.:
COUNTY OF      )

     Bassett S. Winmill, being duly sworn, deposes and says that he is President of The Heritage Fund, Inc., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

                                         /s/  Bassett S. Winmill
                                        ----------------------------------------

Sworn to before me this
6th day of May, 1966.

/s/ [ILLEGIBLE SIGNATURE]
-------------------------------------

STATE OF       )
               : ss.:
COUNTY OF      )

     Bassett S. Winmill, being duly sworn, deposes and says that he is President of The Heritage Fund, Inc., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

                                         /s/ Bassett S. Winmill
                                        ----------------------------------------

Sworn to before me this
6th day of May, 1966.

/s/ [ILLEGIBLE SIGNATURE]
-------------------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            THE HERITAGE FUND, INC.

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

                      * * * * * * * * * * * * * * * * * * *
                         Debevoise Plimpton Lyons & Gates
                         320 Park Avenue
                         New York, New York

                            CERTIFICATE OF AMENDMENT
                                     of the
                          CERTIFICATE OF INCORPORATION
                                       of
                            THE HERITAGE FUND, INC.

               Under Section 805 of the Business Corporation Law

     We, the undersigned, being the President and the Secretary, respectively of The Heritage Fund, Inc. hereby certify:

     FIRST:   That the name of the corporation is The Heritage Fund, Inc. and that it was originally incorporated under the name "Spencer Grean Fund, Inc."

     SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State on December 28, 1951.

     THIRD:   The Certificate of Incorporation is amended to change the post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him to:

     200 Josephine Street, Denver, Colorado 80206

     FOURTH:   The amendment to the Certificate of Incorporation set forth above was authorized by the vote of the majority of directors present at a meeting of the Board of Directors at which a quorum was present.

     IN WITNESS WHEREOF, this Certificate has been signed this 15th day of August, 1972.

                                        THE HERITAGE FUND, INC.

                                        /s/ Benjamin R. Howe
                                        ----------------------------------------
                                        Benjamin R. Howe, President

                                        /s/ Madge M. Dillon
                                        ----------------------------------------
                                        Madge M. Dillon, Secretary

STATE OF COLORADO )
                  ) ss.:
COUNTY OF DENVER  )



     BENJAMIN R. HOWE, being duly sworn deposes and says that he is the President of The Heritage Fund, Inc., the Corporation and one of the persons who signed the foregoing Certificate of Amendment, that he has read the Certificate of Amendment and knows the contents thereof and that the same is true to his own knowledge.



                                    /s/ Benjamin R. Howe
                                    --------------------
                                     Benjamin R. Howe

Sworn to before me this 15th
day of August, 1972.


/s/ [Illegible Signature]
-------------------------
Notary Public

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            THE HERITAGE FUND, INC.


                         Pursuant to Section 805 of the
                         Business Corporation Law










                            Hopper and Kanouff, Esqs.
                            2418 Prudential Plaza
                            1050 Seventeenth Street
                            Denver, Colorado 80202

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            THE HERITAGE FUND, INC.

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

                                   * * * * *

     WE, THE UNDERSIGNED, Jefferson R. Bender and Richard A. Hudson, being respectively the President and the Secretary of THE HERITAGE FUND, INC. hereby certify:

     1.   The name of the corporation is

          THE HERITAGE FUND, INC. The original name was Spencer Grean Fund, Inc.

     2. The Certificate of Incorporation of said corporation was filed by the Department of State on the 28th day of December, 1951.

     3. (a) The Certificate of Incorporation is amended to change the name of the corporation.

          (b) To effect the foregoing, Article "1." relating to the corporate name is amended to read as follows:

     "1.  The name of the corporation is THE AMERICAN HERITAGE FUND, INC."

     4. The amendment was authorized by the affirmative vote of a majority of all the outstanding shares entitled to vote.

     IN WITNESS WHEREOF, we have signed this certificate on the 2 day of July, 1976, and we affirm the statements contained therein as true under penalties of perjury.

                       /s/ Jefferson R. Bender
                       __________________________________
                       Jefferson R. Bender      President


                       /s/ Richard A. Hudson
                       __________________________________
                       Richard A. Hudson        Secretary

                    * * * * * * * * * * * * * *



                    CERTIFICATE OF AMENDMENT

                             OF THE

                  CERTIFICATE OF INCORPORATION

                               OF

                     THE HERITAGE FUND, INC.

                     UNDER SECTION 805 OF THE
                     BUSINESS CORPORATION LAW




                    * * * * * * * * * * * * * *

                     Jonathan Reisman, Atty.
                     1401 Brickell Avenue
                     Suite 808
                     Miami, Florida 33131

                          CERTIFICATE OF AMENDMENT

                     OF THE CERTIFICATE OF INCORPORATION

                                      OF

                        THE AMERICAN HERITAGE FUND, INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                  * * * * *

          WE, THE UNDERSIGNED, Henry S. Krauss and Richard K. Parker, being respectively the president and secretary of THE AMERICAN HERITAGE FUND, INC. hereby certify:

          1. The name of the corporation is THE AMERICAN HERITAGE FUND, INC. The name under which the corporation was formed is SPENCER GREAN FUND, INC.

          2. The certificate of incorporation of said corporation was filed by the Department of State on the 28th day of December, 1951.

          3. (a) The certificate of incorporation is amended to increase the number of authorized shares the corporation may issue from twenty million (20,000,000) capital shares of the par value of Ten Cents ($.10) per share to fifty million (50,000,000) capital shares of the par value of Ten Cents ($.10) per share.

               (b) To effect the foregoing, Article Three relating to the authorized shares is amended in its entirety to read as follows:

      ARTICLE THREE. The aggregate number of shares which the corporation shall have the authority to issue is fifty million (50,000,000) capital shares of the par value of Ten Cents ($.10) each.

     The amendment was authorized in the following manner:

     By vote of a majority of all the outstanding shares entitled to vote subsequent to authorization by the unanimous vote of the Board of Directors.

     IN WITNESS WHEREOF, we have signed this certificate on the first day of February, 1990 and we affirm the statements contained therein as true under penalties of perjury.

                                        /s/ HENRY S. KRAUSS
                                        ----------------------------
                                        Henry S. Krauss, President

                                        /s/ RICHARD K. PARKER
                                        ----------------------------
                                        Richard K. Parker, Secretary

                          CERTIFICATE OF AMENDMENT OF

                        THE CERTIFICATE OF INCORPORATION

                                       OF

                        THE AMERICAN HERITAGE FUND, INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW







                           Reisman & Associates, P.A.
                           1200 Brickell Avenue
                           Ste 800
                           Miami, FL 33131

                            CERTIFICATE OF AMENDMENT

                      OF THE CERTIFICATE OF INCORPORATION

                                      OF

                        THE AMERICAN HERITAGE FUND, INC.

                 UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                   * * * * *


          WE, THE UNDERSIGNED, Richard K. Parker and Heiko H. Thieme, being respectively the president and secretary of THE AMERICAN HERITAGE FUND, INC. hereby certify:

          1. The name of the corporation is THE AMERICAN HERITAGE FUND, INC. The name under which the corporation was formed is SPENCER GREAN FUND, INC.

          2. The Certificate of Incorporation of said corporation was filed by the Department of State on the 28th day of December, 1951.

          3. (a) The Certificate of Incorporation is amended to change the number of authorized shares the corporation may issue from Fifty Million (50,000,000) capital shares to One Billion (1,000,000,000) capital shares and to simultaneously change the par value of each of such shares, whether issued or unissued, to One Cent ($.01) each. Accordingly, 39,790,932.486 issued capital shares having a par value of Ten Cents ($.10) each are changed into a like number of capital shares having a par value of One Cent ($.01) each and 10,209,067.514 unissued capital shares having a par value of Ten Cents ($.10) each are changed into 960,209,067.514 unissued capital shares having a par value of One Cent ($.01) each at a rate of 94.05 to one. No other terms were involved in the foregoing.

               (b) To effect the foregoing, Article Three of the Certificate of Incorporation is amended in its entirety to read as follows:

               ARTICLE THREE. The aggregate number of shares which the corporation shall have the authority to issue is One Billion capital shares. The par value of each of such shares, whether issued or unissued, shall be One Cent ($.01) each.

          4. The amendment to ARTICLE THREE of the Certificate of Incorporation reduces stated capital by reducing the par value per outstanding share from Ten Cents ($.10) to One Cent ($.01). An aggregate of $3,581,183.92 is being transferred from stated capital to surplus.

          5.   The amendment was authorized in the following manner:
By a majority vote of the Board of Directors followed by vote of a majority of all the outstanding shares entitled to vote.

          In WITNESS WHEREOF, we have signed this certificate on the 20th day of May, 1993 and we affirm the statements contained therein as true under penalties of perjury.


                                        /s/ RICHARD K. PARKER
                                        ---------------------------------
                                        RICHARD K. PARKER, President



                                        /s/ HEIKO H. THIEME
                                        ---------------------------------
                                        HEIKO H. THIEME, Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE AMERICAN HERITAGE FUND, INC.

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW




Reisman and Associates, P.A.
2601 South Bayshore Drive, Suite 1225
Miami, FL 33133

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                               TO CHANGE NAME OF
                            SPENCER GREAN FUND, INC.
             (Pursuant to Section 36 of the Stock Corporation Law)

      WE, the undersigned, being the President and the Secretary, respectively, of SPENCER GREAN FUND, INC., do hereby certify as follows:

      1. The name of the Corporation is Spencer Grean Fund, Inc.

      2. The Certificate of Incorporation of said Corporation was filed in the office of the Secretary of State on the 28th day of December, 1951.

      3. The Certificate of Incorporation is amended to effect the following changes authorized in subdivision 2 of Section 35 of the Stock Corporation Law, to wit:

          To change the name of the Corporation from the Spencer Grean Fund, Inc. to The Heritage Fund, Inc.

      4. Article 1 of the Certificate of Incorporation of this Corporation, which Article declares the name of the Corporation, is hereby amended to read as follows:

          "1. The name of the Corporation shall be The Heritage Fund, Inc. (hereinafter called the "Corporation")."

      IN WITNESS WHEREOF, we have hereunto subscribed and acknowledged this Certificate this 20th day of August, 1956.



                                          /s/ S. Spencer Grean
                                          -------------------------------------
                                          President


                                          /s/ Hiram G. Shields
                                          -------------------------------------
                                          Secretary

STATE OF NEW YORK )
COUNTY OF NEW YORK) SS.:

On the 13 day of August, 1956, before me personally.

came S. SPENCER GREAN and HIRAM G. SHIELDS, to me known and known to me to be the persons described in and who executed the foregoing Certificate, and they duly and severally acknowledge to me that they executed the same.


                                               /s/ Sadie Cahn
                                              ---------------
                                               Notary Public

 STATE OF NEW YORK)
                  :  ss.:
COUNTY OF NEW YORK)

     S. SPENCER GREAN and HIRAM G. SHIELDS, being severally and duly sworn, do depose and say, and each for himself deposes and says: That he, the said S. Spencer Grean, is the President of Spencer Grean Fund, Inc., and that he, the said Hiram G. Shields, is the Secretary thereof; that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote at the Stockholders Meeting at which such votes were cast with relation to, the proceedings provided in the foregoing Certificate, and that neither the Certificate of Incorporation, nor any other certificate filed pursuant to law, required a larger proportion of votes. That such votes were cast at a stockholders meeting held at No. 33 West 42nd Street, Borough of Manhattan, City of New York, New York, on the 15th day of August, 1956, at 10:00 A.M., upon notice pursuant to Section 45 of the Stock Corporation Law.

                                             /s/ S. Spencer Grean
                                             ---------------------
                                               S. Spencer Grean

                                             /s/ Hiram G. Shields
                                             --------------------
                                               Hiram G. Shields

/s/ Sadie Cahn
--------------------


Subscribed and sworn to before me
this 13 day of August, 1956.

                          CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION

                             TO CHANGE NAME OF

                           SPENCER GREAN FUND, INC.
                           ------------------------

                         (Pursuant to Section 36 of
                          the Stock Corporation Law)



                             Dated: August   , 1956

                        GORDON, BRADY, CAPPREY & KELLER
                          80 PINE STREET, NEW YORK, NY

                          CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION
                         TO CHANGE NUMBER OF SHARES OF
                           SPENCER GREAN FUND, INC.

            (Pursuant to Section 36 of the Stock Corporation Law)

          WE, the undersigned, being the President and the Secretary, respectively, of SPENCER GREAN FUND, INC., do hereby certify as follows:

          1.   The name of the Corporation is Spencer Grean Fund, Inc.

          2. The Certificate of Incorporation of said Corporation was filed in the office of the Secretary of State on the 28th day of December, 1951.

          3. The Certificate of Incorporation is amended to effect the following changes authorized in subdivision 2 of Section 35 of the Stock Corporation Law, to wit:

               To change the previously authorized shares of the Corporation, being 5,000 shares of common stock, each of the par value of $100, all of the same class, into 500,000 shares of stock, each to be of the par value of $1.00, all to be of the same class.

          4. Article 3 of the Certificate of Incorporation of this Corporation, which Article provides as to the amount of capital stock and the number of shares of this Corporation and the par value thereof, is hereby amended to read as follows:

               "3. The amount of the capital stock of the Corporation shall be Five Hundred Thousand Dollars ($500,000) consisting of 500,000 shares of the par value of $1.00 each, all of which are to be of the same class.

          5. The terms upon which the change of the shares previously authorized into the shares authorized by this certificate is to be made are as follows:

     Each of the previously authorized shares of the Corporation, each of the par value of $100, of which 5,000 shares have been authorized and of which 851 shares are issued and outstanding, 55 shares are in the treasury, and 4094 shares are authorized and unissued, shall be changed into 100 shares of the stock now authorized, each to be of the par value of $1.00.

     IN WITNESS WHEREOF, we have hereunto subscribed and acknowledged this Certificate this 15th day of July, 1953.

                          /s/ S. Spencer Grean
                          ------------------------------
                                   President


                          /s/ Albert L. Haas
                          ------------------------------
                                   Secretary


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     On the 15th day of July, 1953, before me personally came S. SPENCER GREAN and ALBERT L. HAAS, to me known and known to me to be the persons described in and who executed the foregoing Certificate, and they duly and severally acknowledged to me that they executed the same.


                           /s/ Joseph Van Damm
                           ------------------------------
                                 Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     S. SPENCER GREAN and ALBERT L. HAAS, being severally and duly sworn, do depose and say, and each for himself desposes and says: That he, the said S. Spencer Grean, is the President of Spencer Grean Fund, Inc., and that he, the said Albert L. Haas, is the Secretary thereof; that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of two-thirds of the outstanding shares entitled to vote at the Stockholders Meeting at which such votes were cast with relation to the proceedings provided in the foregoing Certificate, and that neither the Certificate of Incorporation, nor any other certificate filed pursuant to law, required a larger proportion of votes. That such votes were cast at a stockholders meeting held at No. 33 West 42nd Street, Borough of Manhattan, City of New York, New York, on the 15th day of July, 1953, at 10:00 A.M., upon notice pursuant to Section 45 of the Stock Corporation Law.


                        /s/ S. Spencer Grean
                        ------------------------------
                            S. Spencer Grean


                        /s/ Albert L. Haas
                        ------------------------------
                            Albert L. Haas

Subscribed and sworn to before me
this 15th day of July, 1953.


                        /s/ Joseph Van Damm
                        ------------------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

            S. SPENCER GREAN AND JULIUS A. LEVINE, being severally and duly sworn do depose and say, and each for himself deposes and says:

            That he the said S. Spencer Grean is the duly elected, qualified and acting President of SPENCER GREAN FUND, INC., and that he the said Julius A. Levine is the duly elected, qualified and acting Treasurer of said Corporation; that in pursuance of Section 37, Subdivision 5, of the Stock Corporation Law, they do each hereby state that the number of shares changed by the annexed Certificate of Amendment of the Certificate of Incorporation of Spencer Grean Fund, Inc., is 5,000 shares of the par value of $100 each, of which 851 shares were issued and outstanding as of July 15, 1953; 55 shares were in the treasury as of that date; and 4094 shares were authorized and unissued as of that date; that the said 5,000 shares of the par value of $100 each are changed by the annexed Certificate of Amendment into 500,000 shares of the par value of $1.00 each, of which 85,100 shares shall be issued and outstanding, 5,500 shares shall be in the treasury, and 409,400 shares shall be authorized and unissued, immediately after such change is effective.

            The annexed Certificate does not authorize the increase in par value of shares not resulting from a change in shares; and the number of additional shares not resulting from a change of shares which the Corporation is thereby authorized to issued is none.


                                          /s/ S. Spencer Grean
                                          -----------------------------
                                          S. Spencer Grean

                                          /s/ Julius A. Levine
                                          -----------------------------
                                          Julius A. Levine


Sworn to before me this
20th day of July, 1953

/s/ Patricia A. Roberts
-----------------------------

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                         TO CHANGE NUMBER OF SHARES OF
                            SPENCER GREAN FUND, INC.
                            ------------------------

                         (Pursuant to Section 36 of the
                             Stock Corporation Law)

                             Dated: July 15, 1953.

                        GORDON, BRADY, CAPPREY & KELLER
                         80 PINE STREET, NEW YORK, N.Y.

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                         TO CHANGE NUMBER OF SHARES OF
                            SPENCER GREAN FUND, INC.
                            ------------------------

                         (Pursuant to Section 36 of the
                             Stock Corporation Law)

                             Dated: July 15, 1953.

                        GORDON, BRADY, CAPPREY & KELLER
                         80 PINE STREET, NEW YORK, N.Y.

                          CERTIFICATE OF INCORPORATION
                                       OF
                            SPENCER GREAN FUND, INC.

                            Pursuant to Article Two
                         of the Stock Corporation Law.

                                ----------------

     WE, the undersigned, desiring to form a corporation pursuant to Article Two of the Stock Corporation Law of the State of New York, do hereby make, subscribe and acknowledge this Certificate for that purpose, hereby certifying as follows:

     1. The name of the corporation shall be SPENCER GREAN FUND, INC. (hereinafter called the "Corporation").

     2.   The purposes for which it is to be formed are as follows:

          To purchase, subscribe for, or cause to be subscribed for, acquire in any lawful manner, invest in for cash or on margin, receive, own, hold, pledge, hypothecate, sell, dispose of, avail of, underwrite, handle on commission or otherwise deal in or with, all forms of fully or partly paid securities in, of, or made, created or issued by any corporations, companies, associations, partnerships, syndicates, trusts, individuals, governments, states, municipalities and other political divisions or subdivisions thereof, or by any organizations or entities whatsoever, irrespective of their form or the name by which they may be described, and whether or not they be domestic or foreign with respect to the State of New York or the United States, and whether or not the purposes, powers, character of business carried on, the assets held by them, or the assets comprised in such property be similar to the purposes, powers, character of business carried on, or to the assets held by the Corporation, or whether or not any contingent or other liability against the Corporation may arise or exist in respect of the doing of any of the foregoing things; to acquire and become interested in any such securities as aforesaid by issuing in exchange or in payment therefor, in any lawful manner, its own stock or securities or to make payment therefor by any lawful means; to exercise, while the holder or owner of any of the securities above referred to, all the rights, powers and privileges appertaining to the holding or ownership thereof to the same extent that any individual might or could do.

          The term "securities", whenever the same appears herein, shall be deemed to include, without limitation of the generality thereof, shares, stocks, notes, bonds, debentures, obligations, warrants, scrip, rights, certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same, or representing any other rights or interests therein, or in any property or assets.

          To conduct researches and investigations in respect of securities, organizations, businesses and general business conditions, in the United States and elsewhere, to secure information pertinent to the investment and employment of the assets and funds of the Corporation and of others, to furnish investment advice, to manage investment funds for others, to procure any or all of the foregoing to be done by others as independent contractors, and to pay compensation therefor.

          To the extent now or hereafter permitted by law, to lend money, funds or credit, on demand, on call, or on time, whether secured or unsecured, to any corporations, companies, associations, partnerships, trusts, syndicates, individuals, governments, states, municipalities and other political divisions or subdivisions thereof.

          To aid by loan, credit, subsidy, the assumption of liabilities, or in any other manner, those issuing, creating or responsible for any such securities above referred to, and to do all acts and things designed to protect, improve or enhance the value of any such securities; to make any guaranty respecting stocks, dividends, securities, indebtedness, interest, contracts or other obligations so far as the same may be permitted to, or done by, a corporation organized under the laws of the State of New York.

          To borrow money, funds or credit and otherwise contract indebtedness for the general purposes of the Corporation and to draw, make, accept, endorse, execute and issue promissory notes, drafts, warrants, bonds, debentures or other negotiable or non-negotiable instruments, evidences of indebtedness or obligations and, if desired, to secure the same and the interest thereon by mortgage of, conveyance of, deed of trust of, pledge of or through lien upon property, franchises, rights and privileges of every kind or nature, or any part thereof, then owned or thereafter acquired by the Corporation; to confer upon the holders of bonds, debentures or obligations of the Corporation, secured or unsecured, and either before or after the issuance thereof, the right to convert the same into stock of the Corporation upon such terms and conditions as may be deemed advisable.

          To endorse or guarantee the payment of principal of or interest upon or dividends upon any securities or any persons in whom or in the affairs of whom the Corporation may be interested.

          To conduct business in the State of New York, other states, territories, districts and colonies of the United States of America and in foreign countries; to have one or more offices within or without the State of New York.

          To issue, purchase, acquire, exchange, hold, pledge, hypothecate, avail of, buy, sell and otherwise dispose of for money, property or other consideration, shares or certificates entitling the holders thereof to an interest in all or any part of the securities from time to time held by the Corporation.

          To acquire, hold, dispose of, transfer, reissue or cancel its own securities (including shares of its capital stock of any class) in any manner and to any extent now or hereafter permitted by the laws of the State of New York and by this Certificate of Incorporation, provided that shares of its own capital stock belonging to the Corporation shall not be voted upon directly or indirectly.

          To purchase, take on lease or in exchange, hire, or otherwise acquire, hold, own, possess, equip, improve, develop, deal in, sell, convey, assign, mortgage, pledge or otherwise encumber any and all goods, wares, merchandise, commodities and other property, real, personal and mixed of every kind and description, and rights, estates, interests, franchises, licenses and privileges in such property, real, personal or mixed, wheresoever situated or located.

          To apply for, acquire by purchase, assignment, grant, license or otherwise, register, use and hold, own, exploit, operate, enjoy, sell, assign or otherwise dispose of, either absolutely or by way of lease, mortgage, pledge or license, to grant licenses in respect of and otherwise turn to account, any letters patent of the United States of America or of any other country, state, locality or authority, or pending applications therefor, and any inventions, improvements, devices, trade secrets, formulae, processes, trade marks, trade names, brands, labels, copyrights and privileges and any right, title or interest therein, granted by or recognized by the United States of America or any other country, state, locality or authority and any or all rights, interests and privileges connected therewith or incidental or appertaining thereto that may relate to or be useful in connection with any business which the Corporation is authorized to carry on.

          To sell, assign, transfer, convey, lease or exchange all or substantially all of its property and assets, including its good will and its corporate franchises, to the extent now or hereafter permitted by the laws of the State of New York and by this Certificate of Incorporation, upon such terms and conditions and for such consideration, which may be in whole or in part stock or shares in, and/or other securities of, any one or more corporations, companies, associations, trusts or entities, as its Board of Directors shall deem expedient.

     To enter into, make, perform and carry out or cancel and rescind contracts for any lawful purposes pertaining to its business with any person, firm, association, trust, company, corporation, or entity or governmental, municipal or public authority, domestic or foreign, and to carry out any one or more of the objects or purposes of the Corporation as principal, factor, agent, trustee or otherwise, and either alone or with associates.

     To engage in any mercantile, manufacturing, mining, commercial or trading business of any kind or character whatsoever, within or without the State of New York, and to do all things incidental to any such business; to cause to be formed, merged, reorganized or liquidated, and to promote, take charge of and aid, in any way permitted by law, the formation, merger, reorganization or liquidation of any firm, association, trust, company, corporation, syndicate or entity in the United States or abroad.

     To act in any capacity whatsoever as financial, commercial or business agent or representative, general or special, for any persons.

     To purchase, acquire, hold, mortgage, lease, rent, sell and otherwise dispose of, convey and transfer, for money, property or other consideration, real estate, interests in real estate, leaseholds, public utility franchises and other rights, licenses, permits, grants and concessions issued by government authority, whether Federal, state or local, and whether the same shall be without the State of New York, or within the State of New York.

     To enter into, join, make, perform and carry out, or cancel and rescind, contracts of underwriting of, or any selling group or purchase group agreements in connection with, the securities or business of any persons or to act as manager of any such syndicate or group.

     To do all and everything necessary or suitable and proper for the accomplishment of any of the purposes or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms, or individuals, and to do every other act or acts, thing or things, incidental or appurtenant to or growing out of or connected with the aforesaid purposes, business or powers, or any part or parts thereof, provided the same be not inconsistent with the laws of the State of New York.

     The purposes and powers specified in the foregoing clauses of this Article 2 shall, except as otherwise expressly provided, in nowise be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of this Certificate, but the purposes and powers specified in each or the clauses of this Article 2 shall be construed as independent purposes and powers, and the foregoing enumeration of specific powers shall not be held, and is not intended, to limit or restrict in any manner the powers of the Corporation but is in furtherance of and in addition to the general powers conferred upon corporations organized under the Stock Corporation Law of the State of New York.

     3. The amount of the capital stock of the Corporation shall be Five Hundred Thousand Dollars ($500,000) consisting of 5,000 shares of the par value of $100 each.

     4. The Board of Directors may, to the extent permitted by law, in its sole and uncontrolled discretion, upon presentation for transfer of any certificate of stock, purchase for the Corporation, without prior notice, the share or shares of stock represented thereby by paying therefor in cash a sum equal to the then net asset value of such share or shares, in accordance with the definition of the term "net asset value" as hereinafter in paragraph "15" defined. If a stockholder shall be indebted to the Corporation, the Directors may refuse to consent to a transfer of his stock until such indebtedness is paid.

     5. The principal office of the Corporation shall be located in the Borough of Manhattan, City, County and State of New York, and the address within the State to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served it is 33 West 42nd Street, Borough of Manhattan, New York, New York.

     6. The duration of the Corporation shall be perpetual.

     7. The number of directors of the Corporation shall be fixed from time to time by the By-Laws of the Corporation, but shall not be less than three (3) nor more than nine (9). The directors may be divided into two or more classes, whose terms of office shall respectively expire at different times, as shall be provided in the By-Laws of the Corporation. No director need be a stockholder of the Corporation.

     8. The names and post office addresses of the directors to serve until the first annual meeting of the stockholders are as follows:

          Names                                 Post Office Addresses
          -----                                 ---------------------
     Hiram G. Shields                       565 Fifth Ave., New York, N.Y.

     Albert L. Haas                         43 Shore Park Road, Great Neck,
                                            New York

     Harry Copen                            230 Fifth Ave., New York, N.Y.

      NAMES                   POST OFFICE ADDRESSES
      -----                   -----------------------------
  Julius A. Levine            51 Chambers Street
                              New York, New York

  S. Spencer Green            33 West 42nd Street
                              New York, New York

            9. The name and post office address of each subscriber of this Certificate and the number of shares of the stock of the Corporation which he agrees to take are as follows:

      NAMES                   POST OFFICE                   NO. OF
      -----                   ADDRESSES                     SHARES
                              -----------                   ------
  Hiram G. Shields            565 Fifth Avenue                 1
                              New York, N.Y.

  Albert L. Haas              43 Shore Park Road               1
                              Great Neck, N.Y.

  Julius A. Levine            51 Chambers Street               1
                              New York, New York

  S. Spencer Green            33 West 42nd Street              1
                              New York, New York

            10. All of the subscribers of this Certificate are of full age, at least two-thirds of them are citizens of the United States, at least one of them is a resident of the State of New York, and at least one of the persons named as directors is a citizen of the United States and a resident of the State of New York.

            11. The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served.

            12. No holder of stock of any class of the Corporation shall be entitled as of right to subscribe to or purchase any additional or increased stock of any class (whether now or hereafter authorized) or obligations convertible into any class or classes of stock or stock of any class convertible into stock of any other class or classes and/or obligations, or stock or other securities carrying warrants or rights to subscribe to stock of the Corporation of any class or classes (whether now or hereafter authorized); but any and all shares of stock, bonds, debentures or other securities or obligations, whether or not convertible into stock or carrying warrants entitling the holders thereof to subscribe to stock, may be issued, sold and disposed of from time to time by the Corporation to such persons, firms or corporations and at such price and for such consideration as from time to time may be fixed by the Board of Directors.

            13. From time to time the Board of Directors shall have the power to determine, so far as permitted by law, whether and to what extent, and at what time and place, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any book or account or document or the Corporation except as permitted by such regulations or as conferred by the laws of the State of New York or as authorized by the Board of Directors.

     14.  A.   The Board of Directors shall have power:

               (1) To authorize the determination, in accordance with accepted accounting practice, of what constitutes annual or other net profits, and the net asset value and redemption value (as defined herein) of the shares of the Corporation; from time to time to fix and vary the amount to be reserved as working capital; to set apart out of any surplus of the Corporation such reserves in such amounts and for such proper purposes as it shall determine and to abolish any such reserves or any part thereof; to determine, from time to time, the withdrawal charge, if any, to be imposed on the repurchase of its shares, pursuant to paragraph C of this Article 14. Such withdrawal charge shall not exceed 2% of the repurchase price, apart from such charge.

               (2) To authorize the issuance and sale from time to time, of shares of Common Stock of the Corporation, including Treasury shares, at such price or prices which shall be not less than par value and upon such terms and conditions as from time to time may be fixed by the Board of Directors. Any and all shares of Common Stock of the Corporation issued in accordance with the terms so determined by the Board of Directors shall be deemed fully paid and not liable to any further call or assessment thereon.

               (3) To declare and pay dividends out of surplus or other funds, if any, legally available therefor in such amounts, in such manner, and to the stockholders of record, as of such date as the Board of Directors may from time to time determine, pursuant to Sec. 62 of the Stock Corporation Law.

               (4) To authorize, upon such terms and conditions as the Board of Directors may from time to time determine, the execution, even though some or all of the directors and officers of the Corporation are directors, or officers, employees, stockholders or otherwise interested in the person or persons with whom the Corporation contracts, of a contract or contracts, which may be exclusive, providing for the following:

                    a. The furnishing of statistical, research, clerical and bookkeeping services;

                    b.   The distribution of its shares by a distributor;

                           c. One or more custodians of the funds or securities, or both, of the Corporation; and/or

                           d. A transfer agent or a registrar, or both, of its shares;

                           e. The furnishing of investment advice and information.

                  B. The directors of the Corporation may receive compensation for their services, subject, however, to such limitations with respect thereto as may be determined from time to time by the stockholders. The Corporation, acting by the Board of Directors, may adopt a plan for compensation to officers and employees of the Corporation based in whole or in part upon the net earnings of the Corporation, but nothing therein contained shall be construed as limiting the authority of the Board of Directors to authorize or make distribution to officers and employees of salaries, wages or special compensation irrespective of the earnings of the Corporation.

                  C. The holders of shares of the Corporation, subject to the provisions hereinafter set forth, shall be entitled on any business day, upon request, accompanied by surrender of the certificates for any or all of such shares held by them, to cause the shares so surrendered to be repurchased by the Corporation, subject to New York law out of surplus and subject to such reasonable regulations, not inconsistent with the provisions of this Certificate of Incorporation, as may be adopted from time to time by the Board of Directors. Such repurchases shall be made and the repurchase price determined and paid as follows:

                           (1) There shall be tendered to the Corporation or to a person, firm or corporation, designated for the purpose by the Corporation, during such usual business hours on a business day as the Board of Directors may designate:

                               a. The certificates representing the shares to be
                  repurchased, in satisfactory form for transfer to the Corporation or endorsed in blank, as the Corporation may request, together with such proof of ownership, power to surrender and of the authenticity of signatures as may be required by the Corporation and with necessary stock transfer tax stamps; and

                               b. A request for the repurchase of such shares in
                  form acceptable to the Corporation.

         Such tender shall be irrevocable and the Corporation or person, firm or corporation, designated for the purpose shall, except as provided in paragraph (4) of this paragraph C, receive and accept such documents and repurchase such shares in the manner herein provided for.

                           (2) The repurchase price, per share, to be paid by the Corporation shall be the redemption value, per share, of the shares to be repurchased less such withdrawal charge, if any, as may be fixed by the Board of Directors pursuant to paragraph (1) of paragraph A of this Article 14. Such redemption value, per share, shall be the net asset value as determined as of the time of closing of the New York Stock Exchange next following proper tender and acceptance, pursuant to paragraph (1) of this paragraph C, except that as to shares properly tendered and accepted after 12 noon, New York time, the net asset value will be as determined as of 12 noon on the trading day next following. Such price, per share, if resulting in a fraction of a cent, shall be adjusted to the next lower whole cent.

                           (3) Payment of the repurchase price shall be made at such time and in such manner as may be determined by the Board of Directors to be in the best interests of the Corporation and may be made either in cash or in kind or partly in cash and partly in kind. In making any such payment in cash or in kind such securities shall be valued in the same manner employed in determining the amount of the repurchase price and the securities so distributed shall be selected in such manner as the Board of Directors may deem fair and equitable.

                           (4) The right of redemption may be suspended for a period of not more than seven days; provided, however, that such right may be suspended for any period during which the New York Stock Exchange is closed or trading thereon is restricted, for any period during which an emergency exists as a result of which it is impractical for the Corporation to determine the value of its assets or to dispose thereof, or for any such period as may be permitted by law.

                           (5) The right of a holder of shares to receive dividends thereon, and all other rights with respect to such shares, shall forthwith cease and terminate from and after the time of the acceptance of such shares by the Corporation for repurchase, except the right of such holder to receive, in cash or in kind or partly in cash and partly in kind, the repurchase price of such shares from the Corporation or, if such repurchase price has been deposited with a custodian of the Corporation in trust for such holder and notice thereof has been mailed to him, at his address as the same appears on the books of the Corporation, from such custodian.

                  D. The Board of Directors is hereby empowered to authorize the purchase of shares of the Corporation in the open market or otherwise at prices not in excess of their net asset value, determined by the net asset value used at the time such shares are purchased in the calculation of the current public offering price of shares of the Corporation, and to take all other steps deemed necessary or advisable in connection therewith.

         E. Any vote authorizing liquidation of the Corporation or proceedings for its dissolution may authorize the Board of Directors to determine the value of assets and may divide, or authorize the Board of Directors to divide, such assets among the stockholders in such manner that every stockholder will receive his pro rata share of the assets of the Corporation, either in cash or in property, or partly in cash and partly in property, as the Board of Directors may determine, upon such liquidation or dissolution.

         F. The Corporation reserves the right to take any lawful action and to make any amendment of this Certificate of Incorporation, including the right to make any amendment which changes the terms of any shares of the Corporation of any class now or hereafter authorized by classification, reclassification or otherwise, and to make any amendment of this Certificate of Incorporation in any form, manner or substance now or hereafter authorized or permitted by law. Nothing contained in this subdivision shall be deemed to limit or restrict the Corporation in the full and proper use and enjoyment of its purposes, objects and powers, or otherwise, as now or hereafter set forth in this Certificate of Incorporation or any amendment hereof hereafter in force, or as now or hereafter authorized or permitted by law. All holders of shares of the Corporation by acceptance of the certificate or certificates representing their shares agree that all rights to which such shares entitle them are subject to the foregoing provisions of this subdivision and all other provisions of this Certificate of Incorporation from the time of the issuance thereof.

         15. As used in this Certificate of Incorporation, the following terms shall have the meanings indicated:

             "Person" shall mean a natural person, corporation, joint stock company, association, partnership, trust or syndicate.

             "Net asset value" and "redemption value" of any share of the Corporation outstanding (exclusive of treasury stock) shall be determined by, or pursuant to, the direction of the Board of Directors, in accordance with the following paragraphs A to C inclusive.

         A. Net asset value shall be determined by dividing:

             (1) The total value of the assets of the Corporation determined as provided in paragraph C below (except that there may be added to the market value of all securities shall be not less than the last bid price nor more than the last asked price for such security on either of said exchanges on such date.

         (2) The market value of each security which shall not be listed or traded in on the New York Stock Exchange or the New York Curb Exchange shall be determined by any quotation or method approved by or pursuant to the direction of the Board of Directors.

         (3) Dividends declared but not yet received and rights, in respect of securities which are quoted ex-dividend or ex-rights, shall be included at the fair value thereof as determined by or pursuant to the direction of the Board of Directors which may, but need not, be the fair value so determined on the day the particular securities are first quoted ex-dividend or ex-rights.

         (4) The fair value of any other assets of the Corporation (or the value of any of the assets mentioned in (1), (2) or (3) of this paragraph C in situations not covered thereby, or, in the event of the closing of the New York Stock Exchange or any other happening determined by the Board of Directors in their discretion to make other method of valuation advisable) shall be determined in accordance with accepted accounting practice in such manner as may be approved from time to time by or pursuant to the direction of the Board of Directors.

     16. (a) Each Director, officer and employee of the Corporation shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, in which he is made a party by reason of his being, or having been, a director, officer or employee of the Corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director, officer or employee; such indemnification shall not, however, protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such right of indemnification shall not be deemed exclusive of any other rights to which he may be entitled under any By-Law, agreement, vote of stockholder or otherwise.

         (b) No contract or transaction entered into by the Corporation shall be invalidated by reason of the fact that any director of the Corporation is a party to such contract or transaction or is in any way interested or connected with any charge to such contract or transaction, provided such interest or connection be disclosed to the Board of Directors.

          IN WITNESS WHEREOF, we do make, subscribe and acknowledge this Certificate.

Dated: New York, New York
       December 14, 1951.

                                        /s/ Hiram G. Shields
                                        --------------------

                                        /s/ Albert L. Haas
                                        --------------------

                                        /s/ Julius A. Levine
                                        --------------------

                                        /s/ S. Spencer Grean
                                        --------------------

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )


          On this 14 day of December, 1951, before me personally appeared HIRAM
G. SHIELDS, ALBERT L. HAAS, JULIUS A. LEVINE and S. SPENCER GREAN, to me known and known to me to be the individuals described in the foregoing instrument, and they duly and severally acknowledged to me that they executed the same.


                                        /s/ Harold W. Grubart
                                        ---------------------

                          CERTIFICATE OF INCORPORATION

                                       OF

                            SPENCER GREAN FUND, INC.

                            Pursuant to Article Two
                         of the Stock Corporation Law.



                        GORDON, BRADY, CAPPREY & KELLER
                         80 PINE STREET, NEW YORK, N.Y.

                             CERTIFICATE OF CHANGE

                                       OF

                            THE HERITAGE FUND, INC.

               Under Section 805A of the Business Corporation Law

      Pursuant to the provisions of Section 805A of the Business Corporation Law, the undersigned hereby certify:

      FIRST: That the name of the corporation is The Heritage Fund, Inc., and that it was originally incorporated under the name "Spencer Grean Fund, Inc."

      SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 28th day of December 1951.

      THIRD: That the change to the Certificate of Incorporation effected by this Certificate is as follows:

      To change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him, so that such address shall hereafter be "120 Broadway, Borough of Manhattan, New York, New York."

      FOURTH: That the change of the Certificate of Incorporation was authorized by the vote of a majority of directors present at a meeting of the Board at which a quorum was present.

     IN WITNESS WHEREOF, this Certificate has been signed this 8th day of August, 1966.

                                        THE HERITAGE FUND, INC.


                                        /s/ Bassett S. Winmill
                                        ---------------------------------
                                        Bassett S. Winmill
                                          President


                                        /s/ John W. Hurley
                                        ---------------------------------
                                        John W. Hurley
                                          Secretary


STATE OF NEW YORK   )
                    :   ss.:
COUNTY OF NEW YORK  )

     Bassett S. Winmill, being duly sworn, deposes and says that he is the President of The Heritage Fund, Inc., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

                                        /s/ Bassett S. Winmill
                                        ---------------------------------

Sworn to before me this
8th day of August, 1966

/s/ [Illegible Signature]
---------------------------------

                             CERTIFICATE OF CHANGE
                                       OF
                            THE HERITAGE FUND, INC.



                           UNDER SECTION 805A OF THE
                            BUSINESS CORPORATION LAW







                       * * * * * * * * * * * * * * * * *
                        Debevoise Plimpton Lyons & Gates
                                320 Park Avenue
                               New York, New York

                             CERTIFICATE OF CHANGE
                                       OF
                            THE HERITAGE FUND, INC.




                           UNDER SECTION 805A OF THE
                            BUSINESS CORPORATION LAW







                       * * * * * * * * * * * * * * * * *
                        Debevoise Plimpton Lyons & Gates

                                320 Park Avenue
                               New York, New York

                             CERTIFICATE OF CHANGE
                                       OF
                        THE AMERICAN HERITAGE FUND, INC.

                           __________________________


             Under Section 805-A of the Business Corporation Law


                           __________________________



          Pursuant to the provisions of Section 805-A of the Business Corporation Law, the undersigned hereby certifies:

          FIRST:    That the name of the corporation is The American Heritage
Fund, Inc. and that it was originally formed under the name "Spencer Grean Fund, Inc."

          SECOND:   That the Certificate of Incorporation of the corporation was filed with the Department of State on the 28th day of December, 1951.

          THIRD:    That the Certificate of Incorporation is changed to change the post office address to which the Secretary of state shall mail a copy of any process against the corporation served upon him, so that such address shall hereafter be 31 West 52nd Street, New York, New York 10019.

          FOURTH:   That the change of the Certificate of Incorporation was
authorized by the vote of a majority of directors present at a meeting of the Board of Directors at which a quorum was present.

     IN WITNESS WHEREOF, this Certificate of Change has been signed this 27 day of February, 1990.

                                             THE AMERICAN HERITAGE FUND, INC.

                                             By: /s/ Richard K. Parker
                                                 -----------------------------
                                                 Richard K. Parker, President

                                         And By: /s/ Heiko H. Thieme
                                                 -----------------------------
                                                 Heiko H. Thieme, Secretary

STATE OF NEW YORK )
                  :  SS:
COUNTY OF NEW YORK)

     Richard K. Parker, being first duly sworn, deposes and says that he is the President of The American Heritage Fund, Inc., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

                                                    /s/ Richard K. Parker
                                                 -----------------------------
                                                       Richard K. Parker

SWORN TO AND SUBSCRIBED
BEFORE ME THIS 28 DAY
OF FEBRUARY, 1990.

/s/ Ronald M. Berman
-----------------------
    NOTARY PUBLIC

My commission expires:

                             Certificate of Change
                                       of
                        The American Heritage Fund, Inc.
                      Under Section 805 a of the Business
                                Corporation Law



                           Reisman & Associates, P.A.
                                   Suite 501
                               3225 Aviation Ave.
                                Miami, Fla 33133
                           Attn: Jonathan B. Reisman

                                                    ----------------------------
NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS         FILING PERIOD  FEE
STATEMENT OF ADDRESSES AND DIRECTORS, PART A        83065  12/1992        $50.00
                                                    ----------------------------
CORPORATION NAME
----------------
THE AMERICAN HERITAGE FUND, INC.

--------------------------------------------------------------------------------
1.  FARM        [ ] The corporation is a corporation engaged in the production
 CORPORATION        of crops, livestock, and livestock products on land used in agricultural production (Agriculture and Markets Law Section
                    301). It is not required to report.
--------------------------------------------------------------------------------
2.              NAME
   NAME AND              Heiko Thieme
   BUSINESS     ----------------------------------------------------------------
  ADDRESS OF    ADDRESS
 THE CHAIRMAN            32 West 52nd Street
 OF THE BOARD   ----------------------------------------------------------------
 OF DIRECTORS   CITY                                        STATE   ZIP + 4
                         New York NY                        NY      10019
--------------------------------------------------------------------------------
3.              NAME
  ADDRESS OF             Richard K. Parker
THE PRINCIPAL   ----------------------------------------------------------------
  EXECUTIVE     ADDRESS
   OFFICE                32 West 52nd Street
                ----------------------------------------------------------------
                CITY                                        STATE   ZIP + 4
                         New York NY                        NY      10019
--------------------------------------------------------------------------------
4.              NAME
  SERVICE OF             The American Heritage Fund Inc.
   PROCESS      ----------------------------------------------------------------
   ADDRESS      ADDRESS
                         32 West 52nd Street
                ----------------------------------------------------------------
                CITY                                        STATE   ZIP + 4
                         New York                           NY      10019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                    ----------------------------
NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS         FILING PERIOD  FEE
STATEMENT OF ADDRESSES AND DIRECTORS, PART B        83065  12/1992        $50.00
                                                    ----------------------------
CORPORATION NAME
----------------
THE AMERICAN HERITAGE FUND, INC.

(1)  NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS
     -------------------------------------------------------------------

     NO ADDRESS ON FILE


(2)  ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE
     -----------------------------------------

     NO ADDRESS ON FILE


(3)  SERVICE OF PROCESS ADDRESS
     --------------------------
     THE AMERICAN HERITAGE FUND, INC.
     31 WEST 52ND STREET
     NEW YORK, NY 10019


                                                               AR921229002245
MAKE NO MARKS BELOW THIS LINE (PLEASE SIGN AND DATE ON REVERSE)  DOS-1157 (8/92)
--------------------------------------------------------------------------------

                                                0199212 300083065 305000

                                IMPORTANT NOTICE
                                                                  AR921229002245

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conducting business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to Section 1311 of the Business Corporation Law.
An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated.
Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0001 or by calling 518-473-2492. You are also advised to request Publication 110, "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for this publication and questions regarding taxation issues should be sent to the NYS Department of Taxation and Finance, Processing and Revenue Management Division, Dissolution Unit, Building 8, Room 302, W.A. Harriman Campus, Albany, NY 12227.

                   ------------------------------------------

Filing Period and Penalty - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation. Failure to timely file this statement will be reflected in the department's records as past due or delinquent and may later subject the corporation to a fine of $250. See section 409 of the Business Corporation Law.

Filing Fee: The statutory filing fee is $50. Checks and money orders must be made payable to the "Department of State." DO NOT mail cash.

Send entire form, completed, and with $50.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0002.

--------------------------------------------------------------------------------

STATEMENT OF ADDRESSES AND DIRECTORS, PART C

     IN WITNESS WHEREOF, this certificate has been subscribed this 8th day of Dec. 1992, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

          Heiko Thieme                             /s/ Heiko Thieme
          ----------------------------             -----------------------------
          PRINT OR TYPE NAME                       SIGNATURE

          Chairman of the Board
          ----------------------------
          PRINT OR TYPE TITLE


                               STATE OF NEW YORK
                              DEPARTMENT OF STATE
                               FILED DEC 29 1992
                              BY: /s/ CB
                              -------------------

MAKE NO MARKS BELOW THIS LINE                                       921229002244
--------------------------------------------------------------------------------